                                     SCHEDULE 14A
                                    (Rule 14a-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT

                               SCHEDULE 14A INFORMATION
                     Proxy Statement Pursuant to Section 14(a) of the
                           Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, For Use of The Commission Only (as permitted by
     Rule 14a-6(e)(2))

                                 DEPARTMENT 56, INC.
                   (Name of Registrant as Specified In Its Charter)

                                ---------------------

       (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.   Title of each class of securities to which transaction applies:

    -------------------------------------------------------------------------
    2.   Aggregate number of securities to which transaction applies:

    -------------------------------------------------------------------------
    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
         (set forth the amount on which the filing fee is calculated and state how it was determined):

    -------------------------------------------------------------------------
    4.   Proposed maximum aggregate value of transaction:

    -------------------------------------------------------------------------
    5.   Total fee paid:

    -------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1.   Amount Previously Paid:

    -------------------------------------------------------------------------
    2.   Form, Schedule or Registration Statement No.:

    -------------------------------------------------------------------------
    3.   Filing Party:

    -------------------------------------------------------------------------
    4.   Date Filed:

    -------------------------------------------------------------------------

                              DEPARTMENT 56, INC.

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

    The Annual Meeting of Stockholders of Department 56, Inc. will be held at the Corporate Headquarters of The Chase Manhattan Bank, N.A., 270 Park Avenue, New York, New York, on Thursday, May 15, 1997, at 1:00 p.m., local time, for the following purposes:

       1. To elect seven directors for terms ending at the 1998 annual meeting of stockholders;

       2. To consider and vote on a proposal to approve the Department 56, Inc. 1997 Stock Incentive Plan;

       3. To ratify the appointment by the Board of Directors of Deloitte & Touche LLP, independent public accountants, as auditors for the
    Company for the fiscal year ending January 3, 1998; and

       4. To transact such other business as may properly come before the meeting.

    Stockholders of record as of the close of business on March 19, 1997 will be entitled to vote at the meeting.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERY TO THE COMPANY OF A SUBSEQUENTLY EXECUTED PROXY OR A WRITTEN NOTICE OF REVOCATION OR BY VOTING IN PERSON AT THE MEETING.

                                          By order of the Board of Directors,

                                          David H. Weiser
                                          Secretary

March 27, 1997

                              DEPARTMENT 56, INC.
    One Village Place, 6436 City West Parkway, Eden Prairie, Minnesota 55344

                             ---------------------
                                PROXY STATEMENT
                             ---------------------

    This proxy statement is furnished to stockholders of Department 56, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board" or "Board of Directors") for use at the Annual Meeting of Stockholders to be held at 1:00 p.m., local time, on Thursday, May 15, 1997, at the Corporate Headquarters of The Chase Manhattan Bank, N.A., 270 Park Avenue, New York, New York, and any adjournments thereof.

    Stockholders of record as of the close of business on March 19, 1997 will be entitled to vote at the meeting or any adjournments thereof. As of the record date, March 19, 1997, the Company had outstanding 21,267,729 shares of Common Stock, par value $.01 per share ("Common Stock"), each entitled to one vote on all matters to be voted upon. This proxy statement, the accompanying form of proxy and the Company's annual report to stockholders for the fiscal year ended December 28, 1996 are being mailed on or about April 3, 1997 to each stockholder entitled to vote at the meeting.

                        VOTING AND REVOCATION OF PROXIES

VOTING

    If the enclosed proxy is executed and returned in time and not revoked, all shares represented thereby will be voted. Each proxy will be voted in accordance with the stockholder's instructions. If no such instructions are specified, the proxies will be voted FOR the election of each person nominated for election as a director, FOR the approval of the Department 56, Inc. 1997 Stock Incentive Plan (the "1997 Stock Incentive Plan"), and FOR the ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as auditors for the Company for the fiscal year ending January 3, 1998.

    The holders of a majority of the shares of Common Stock entitled to vote at the meeting, present in person or by proxy, constitutes a quorum. Assuming a quorum is present, the affirmative vote by the holders of a plurality of the votes cast at the meeting will be required for the election of directors; and the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote thereon will be required to act on all other matters to come before the meeting, including the approval of the 1997 Stock Incentive Plan and the ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as auditors for the Company. An automated system administered by the Company's transfer agent tabulates the votes. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included; abstentions and broker non-votes are excluded. Accordingly, with respect to the election of directors, abstentions and broker non-votes will have no effect on the outcome. For purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote. Accordingly, with respect to any matter other than the election of directors, abstentions will have the effect of a vote "against" the matter and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

REVOCATION

    A stockholder giving a proxy may revoke it at any time before it is voted by delivery to the Company of a subsequently executed proxy or a written notice of revocation. In addition, returning your completed proxy will not prevent you from voting in person at the meeting should you be present and wish to do so.

                        ITEM 1 -- ELECTION OF DIRECTORS

    The Board of Directors currently consists of eleven individuals, each of whom holds office for a one-year term and until his or her successor has been duly elected and qualified. Immediately prior to the call to order of the 1997 Annual Meeting of Stockholders, the number of Board seats will reduce from eleven to seven directorships. Each of the seven directors herein nominated will be elected for a term which begins on the date of the Annual Meeting of Stockholders at which such director is elected and ends on the date of the next succeeding Annual Meeting of Stockholders. Messrs. Nicholas C. Forstmann, Stephen Fraidin, Richard S. Friedland and Arthur T. Shorin, each of whom is currently a director of the Company, are not being nominated for election.

    Unless otherwise directed, proxies in the accompanying form will be voted FOR the nominees listed below. It is the intention of the persons named in the enclosed proxy to vote, unless otherwise indicated, for the election as directors of the persons named as nominees below. If any one or more of the nominees is unable to serve for any reason or withdraws from nomination, proxies will be voted for the substitute nominee or nominees, if any, proposed by the Board of Directors. The Board has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. All of the following nominees are current directors of the Company whose terms end at the 1997 Annual Meeting. All of the current directors of the Company were elected to their present terms at the Company's May 16, 1996 Annual Meeting of Stockholders.

NOMINEES FOR TERMS ENDING AT THE 1998 ANNUAL MEETING OF STOCKHOLDERS

    The principal occupations and positions for the past five years, and in certain cases prior years, of each of the current directors of the Company, who is nominated for re-election, are as follows:

    EDWARD R. BAZINET, age 53, has been a director of the Company since October 1992. Mr. Bazinet has been Chairman of the Board of the Company and of D 56, Inc. (the Company's principal operating subsidiary) since April 22, 1993. Mr. Bazinet was Chief Executive Officer of the Company and of D 56, Inc. from April 22, 1993 until November 13, 1996. Mr. Bazinet was the founder of D 56, Inc. and was President of D 56, Inc. from 1984 until April 22, 1993.

    TODD L. BACHMAN, age 51, has been a director of the Company since October 1992. Mr. Bachman has been Chairman and Chief Executive Officer of Bachman's, Inc. (a floral and nursery wholesaler and retailer), since November 1, 1994. Mr. Bachman was Vice Chairman of the Board and President of the Company and of D 56, Inc. from April 22, 1993 until September 19, 1994. Mr. Bachman was Chief Executive Officer of D 56, Inc. from January 1992 until April 22, 1993.

    SUSAN E. ENGEL, age 50, has been Chief Executive Officer of the Company and of D 56, Inc. since November 13, 1996, and President of the Company and of D 56 Inc. since September 19, 1994. She was Chief Operating Officer of the Company and of D 56, Inc. from September 19, 1994 until November 13, 1996. Ms. Engel was a consultant to retail and consumer goods companies from September 1993 to September 1994, and Chief Executive Officer and President of Champion Products, Inc. (a manufacturer of athletic and active sports apparel) from October 1991 to September 1993. Ms. Engel is also a director of Penn Traffic and K2, Inc.

    SANDRA J. HORBACH, age 36, has been a director of the Company since October 1992. Ms. Horbach has been a General Partner of FLC Partnership, L.P. ("FLC Partnership"), the General Partner of Forstmann Little & Co. (a private investment firm), since January 1993. She joined Forstmann Little & Co. in August 1987. She is a director of Gulfstream Aerospace Corp.

    WM. BRIAN LITTLE, age 55, has been a director of the Company since October 1992. Mr. Little is a private investor. He was a General Partner of FLC Partnership from 1978, when he co-founded Forstmann Little & Co., until January 1994. He is a director of The Topps Company, Inc. and Aldila, Inc.

    STEVEN G. ROTHMEIER, age 50, has been a director of the Company since December 14, 1992. Mr. Rothmeier is Chairman and Chief Executive Officer of Great Northern Capital, a private investment management firm which he founded in March 1993. From 1989 to March 1993, he served as President of

IAI Capital Group (a venture capital and merchant banking firm). Previously, he spent 18 years at NWA, Inc. and Northwest Airlines, Inc., the last five as Chairman and Chief Executive Officer. He is a director of Honeywell, Inc., E.W. Blanch Holdings, Inc., Precision Castparts Corp. and Waste Management, Inc.

    VIN WEBER, age 44, has been a director of the Company since February 23, 1993. Mr. Weber is a Partner of Clark & Weinstock, Inc., strategic communications advisers, and he is also Vice Chairman of Empower America, a non-profit organization which he co-founded in January 1993. From January 1993 through February 1995, Mr. Weber was President of The Weber Group, Inc. Mr. Weber represented Minnesota's Second District in the United States House of Representatives from 1980 until 1992, during which period he served on the House Appropriations Committee, with assignments to the Committee's Agriculture and Labor/HHS/Education subcommittees, and as Secretary of the House Republican Conference. He is a director of ITT Corporation, ITT Educational Services, Inc., Mark Centers Trust, OneLink, Inc. (formerly "Marketlink, Inc.") and TCF Financial Corporation.

                    FURTHER INFORMATION CONCERNING THE BOARD
                          OF DIRECTORS AND COMMITTEES

    The Board of Directors of the Company directs the management of the business and affairs of the Company, as provided by Delaware law, and conducts its business through meetings of the Board and five standing committees: Executive, Audit, Compensation, Stock Incentive and Nominating. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.

COMMITTEES OF THE BOARD -- BOARD MEETINGS

    The Board of Directors of the Company held seven meetings in 1996. Each director attended 75% or more of the aggregate of (i) meetings of the Board held during the period for which he or she served as a director, except for Theodore
J. Forstmann (43% attendance), Stephen Fraidin (71% attendance) and Arthur T. Shorin (71% attendance), and (ii) meetings of all committees held during the period for which he or she served on those committees. Average attendance at all such meetings of the Board and committees was approximately 93%.

    The EXECUTIVE COMMITTEE of the Board has the authority to exercise all powers and authority of the Board in the management of the business and affairs of the Company that may be lawfully delegated to it under Delaware law. The Committee consists of Wm. Brian Little (Chair); Edward R. Bazinet; Nicholas C. Forstmann; and Sandra J. Horbach. The Executive Committee held no meetings in 1996.

    The AUDIT COMMITTEE's principal functions are to review the scope of the annual audit of the Company by its independent public accountants, review the annual financial statements of the Company and the related audit report of the Company as prepared by the independent public accountants, review management's selection of an independent public accounting firm each year and review audit and any non-audit fees paid to the Company's independent public accountants. The Company's Chief Financial Officer, Principal Accounting Officer and General Counsel generally attend Audit Committee meetings and give reports to and answer inquiries from the Audit Committee. The Audit Committee reports its findings and recommendations to the Board. The Audit Committee is composed of three non-employee directors: Richard S. Friedland (Chair); Todd L. Bachman; and Steven G. Rothmeier. The Audit Committee held three meetings in 1996.

    The COMPENSATION COMMITTEE is authorized by the Board to oversee the Company's compensation policies, review salaries and cash bonuses, approve significant changes in salaried employee benefits, and recommend to the Board such other forms of remuneration as it deems appropriate. The Compensation Committee is composed of non-employee directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee consists of Sandra J. Horbach (Chair); Nicholas C. Forstmann; and Arthur T. Shorin. The Compensation Committee held four meetings in 1996.

    The STOCK INCENTIVE COMMITTEE, created in June 1996, is authorized by the Board to grant awards under, and otherwise to administer, the Department 56, Inc. 1992 Stock Option Plan (as amended, the "1992 Stock Option Plan"), the Department 56, Inc. 1993 Stock Incentive Plan (the "1993 Stock Incentive Plan"), the Department 56, Inc. 1995 Stock Incentive Plan (the "1995 Stock Incentive Plan"), and the 1997 Stock Incentive Plan if that Plan is approved by the holders of shares of Common Stock. The Stock Incentive Committee consists of Arthur T. Shorin and Vin Weber. Messrs. Shorin, and Weber, who are "Non-Employee Directors" within the meaning of Rule 16b-3 under the Exchange Act. The Stock Incentive Committee held no meetings in 1996.

    The NOMINATING COMMITTEE's principal functions are to identify, interview and recommend for Board approval candidates for directorships of the Company. The Nominating Committee consists of Edward R. Bazinet (Chair); Wm. Brian Little; and Vin Weber. The Nominating Committee, created in February 1997, held no meetings in 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During the period from December 14, 1992 through April 22, 1993, the executive compensation program of the Company was administered by a Compensation Committee which was comprised of Edward R. Bazinet, Nicholas C. Forstmann and Arthur T. Shorin. On April 22, 1993, the Board of Directors established a new Compensation Committee comprised of three non-employee directors to administer the Company's executive compensation program. Sandra J. Horbach (who currently is Chair of the Compensation Committee) served as Vice President and Assistant Secretary of the Company and in various executive officer capacities at the Company's subsidiaries prior to April 22,1993, but did not receive compensation from the Company or any of its subsidiaries for services rendered in any such capacity.

    Affiliates of Forstmann Little & Co. provide to D 56, Inc. aircraft management, maintenance and travel services, and D 56, Inc. paid approximately $2,116,000 in 1996 for those services. Under a timesharing agreement with D 56, Inc., Edward R. Bazinet was charged $129,722 for personal usage of corporate aircraft in 1996.

DIRECTOR COMPENSATION

    Directors currently do not receive any fees for serving on the Company's Board of Directors, or any committees thereof, but are reimbursed for their out-of-pocket expenses arising from attendance at meetings of the Company's Board of Directors or committees thereof. Each director who is neither a partner in FLC Partnership nor a current or former officer of the Company or its subsidiaries was granted an option to purchase 30,000 shares of Common Stock at fair market value on the date of grant in connection with his initial election to the Board of Directors of the Company.

    Compensation of non-employee directors will be modified effective upon conclusion of the 1997 Annual Meeting of Stockholders to include cash fees and stock option grants. Beginning at that time, non-employee directors will receive an annual cash fee of $15,000, paid ratably at each regular meeting of the Board of Directors, as well as a fee of $1,000 ($500 if telephone conference participation) for attendance at any Board meeting. Non-employee members of Board committees will receive a fee of $750 ($500 if telephone conference participation) for attendance at any committee meeting, and any non-employee chair of a Board committee will receive an additional annual fee of $1,500. Each non-employee director will receive an annual grant of an option to purchase 2,000 shares of Common Stock at fair market value on the date of grant.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information known by the Company regarding the beneficial ownership of the Company's Common Stock, as of March 19, 1997, by each beneficial owner of more than five percent of the outstanding Common Stock, by each of the Company's directors, by each of the executives named in the Summary Compensation Table and by all directors and officers of the Company as a group.

                                                            NUMBER OF SHARES      PERCENTAGE
NAME                                                     BENEFICIALLY OWNED (1)  OF CLASS (1)
-------------------------------------------------------  ----------------------  ------------
Yacktman (2)...........................................           3,077,100          14.5%
Todd L. Bachman........................................             199,014           *
Edward R. Bazinet (3)..................................             990,810           4.7%
David W. Dewey (4).....................................             220,014           1.0%
Susan E. Engel (5).....................................             206,500           1.0%
Stephen Fraidin (6)....................................              30,000           *
Richard S. Friedland (6)...............................              32,000           *
Nicholas C. Forstmann..................................              43,811           *
Sandra J. Horbach......................................               9,716           *
Mark R. Kennedy (7)....................................              85,334           *
Wm. Brian Little.......................................              75,216           *
Steven G. Rothmeier (6)................................              33,000           *
Arthur T. Shorin (6)...................................              36,695           *
Vin Weber (6)..........................................              25,000           *
David H. Weiser (8)....................................              61,000           *
All directors and officers of the Company as a group
 (19 persons) (3)(9)...................................           2,222,167          10.2%

------------------------
 * The percentage of shares of Common Stock beneficially owned does not exceed one percent of the outstanding shares of Common Stock.

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days following March 19, 1997. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any shares which such person or persons has or have the right to acquire within 60 days following March 19, 1997, is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) This information is obtained from a Schedule 13G, dated March 6, 1997, filed with the Securities and Exchange Commission by Donald A. Yacktman ("DAY"), The Yacktman Fund, Inc. ("YFI") and Yacktman Asset Management Co. ("YAM"). DAY beneficially owns 3,077,100 shares of Common Stock, of which he has sole voting power with respect to 60,000 shares, shared voting power with respect to 431,000 shares, sole dispositive power with respect to 60,000 shares, and shared dispositive power with respect to 3,017,100 shares. YFI beneficially owns 2,150,000 shares of Common Stock, of which it has sole voting power with respect to 2,150,000 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 0 shares. YAM reports beneficial ownership of 3,017,100 shares of Common Stock, of which it has sole voting power with respect to 431,000 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 3,017,100 shares, and shared dispositive power with respect to 0 shares. DAY holds 100% of the outstanding shares of capital stock of YAM. The address of the principal business office of each of DAY, YFI and YAM is 303 West Madison Street, Suite 1925, Chicago, Illinois 60606.

(3) Includes 50,000 shares held by Edward R. Bazinet Foundation, a charitable corporation of which Edward R. Bazinet is a director, as to which shares Mr. Bazinet shares voting and dispositive power but disclaims beneficial ownership.

(4) Includes 5,000 shares subject to purchase options exercisable currently or within 60 days of March 19, 1997 by Mr. Dewey.

(5) Includes 205,000 shares subject to purchase options exercisable currently or within 60 days of March 19, 1997 by Ms. Engel.

(6) Each of these directors has been granted options to purchase 30,000 shares of Common Stock. The options held by each of these directors are exercisable currently or within 60 days of March 19, 1997 to purchase 30,000 shares other than with respect to Mr. Rothmeier, who exercised options to purchase 10,000 shares in 1994 and holds currently exercisable options to purchase 20,000 shares, and Mr. Weber, who exercised options to purchase 5,000 shares in 1996 and holds currently exercisable options to purchase 25,000 shares.

(7) Includes 83,334 shares subject to purchase options exercisable currently or within 60 days of March 19, 1997 by Mr. Kennedy.

(8) Includes 61,000 shares subject to purchase options exercisable currently or within 60 days of March 19, 1997 by Mr. Weiser.

(9) Includes 537,501 shares subject to purchase options exercisable currently or within 60 days of March 19, 1997.

    Section 16(a) of the Exchange Act requires the Company's directors and executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4, and 5. Based on written representations of reporting persons and a review of those reports, the Company believes that during the fiscal year ended December 28, 1996, all its officers and directors and holders of more than 10% of the Company's Common Stock complied with all applicable Section 16(a) filing requirements.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

    Department 56, Inc. is a holding company, all of the business activities of which are conducted by D 56, Inc., its indirect subsidiary, and by such corporation's subsidiaries. During the period from the date of its incorporation through April 22, 1993, the executive officers of the holding company received no compensation for services rendered in any capacity to the holding company or any of its subsidiaries.

    The Summary Compensation Table sets forth individual compensation information for the Chief Executive Officer and the four most highly compensated executive officers (other than the Chief Executive Officer) who were serving as executive officers at December 28, 1996. The following table sets forth compensation information for each of those individuals for the fiscal years ended December 28, 1996, December 30, 1995 and December 31, 1994 (collectively, the "Named Executive Officers"). Susan E. Engel has been Chief Executive Officer of the Company and of D 56, Inc. since November 13, 1996; Edward R. Bazinet served as Chief Executive Officer for the entire portion of the 1996 fiscal year preceding November 13, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                      LONG TERM
                                                                     COMPENSATION
                                                                        AWARDS
                                                                     ------------
                                          ANNUAL COMPENSATION(a)      SECURITIES
            NAME AND                     -------------------------    UNDERLYING     ALL OTHER
       PRINCIPAL POSITION          YEAR    SALARY         BONUS        OPTIONS      COMPENSATION
---------------------------------  ----  -----------   -----------   ------------   ------------
Susan E. Engel, President and      1996  $376,769      $100,000       130,000(b)     $21,855(c)
  Chief Executive Officer          1995   350,000        75,000        35,000(d)      34,532
                                   1994    94,231(e)     16,700       225,000(d)      16,782

Edward R. Bazinet,                 1996   500,000       100,000         --            21,811(c)
  Chairman of the Board            1995   496,153       250,000         --            21,764
                                   1994   459,992       150,000         --            21,526

David W. Dewey, Senior Vice        1996   219,344        44,000         5,000(b)      22,744(c)
  President -- Overseas            1995   209,976        55,000        10,000(d)      22,687
  Operations                       1994   209,976        50,000         --            22,411

Mark R. Kennedy,                   1996   219,135        44,000        50,000(b)      26,944(c)
  Senior Vice President and        1995   144,712(f)     22,500       100,000(d)      39,895
  Chief Financial Officer

David H. Weiser, Senior Vice       1996   177,585        36,000         6,000(b)      22,744(c)
  President -- Legal/Human         1995   169,041        40,000        12,000(d)      22,687
  Resources, General Counsel and   1994   159,059        30,000         --            22,051
  Secretary

------------------------
(a) With respect to each Named Executive Officer, the aggregate amount of perquisites and other personal benefits, securities or property was less than either $50,000 or 10% of the total of annual salary and bonus reported for such Named Executive Officer in each of 1996, 1995 and 1994.

(b) Reflects the number of shares of Common Stock underlying options granted pursuant to the 1995 Stock Incentive Plan.

(c) Reflects long-term disability insurance premiums in the amounts of $400, $400, $400, $400 and $400, respectively, and matching contributions by D 56, Inc. under the D 56, Inc. 401(k) Retirement Savings Plan in the amounts of $1,486, $1,442, $2,375, $2,375 and $2,375, respectively, and profit sharing in the amounts of $19,969, $19,969, $19,969, $19,969 and $19,969, respectively, for Ms. Engel, Mr. Bazinet, Mr. Dewey, Mr. Kennedy and Mr. Weiser. The amount for Mr. Kennedy reflects the cost of tax advisory services relating to his relocation upon employment in the amount of $4,200.

(d) Reflects the number of shares of Common Stock underlying options granted pursuant to the 1993 Stock Incentive Plan.

(e) Reflects the salary of Ms. Engel from September 19, 1994, when Ms. Engel became an employee of the Company, through December 31, 1994.

(f) Reflects the salary of Mr. Kennedy from April 25, 1995, when Mr. Kennedy became an employee of the Company, through December 30, 1995.

    STOCK OPTIONS GRANTED IN LAST FISCAL YEAR. The following table sets forth information concerning individual grants of stock options made by the Company during the fiscal year ended December 28, 1996 to each of the Named Executive Officers.

                                 OPTION GRANTS
                   IN THE FISCAL YEAR ENDED DECEMBER 28, 1996

                                                INDIVIDUAL GRANTS                              POTENTIAL REALIZABLE VALUE
                        ------------------------------------------------------------------       AT ASSUMED ANNUAL RATES
                                                  PERCENT OF                                   OF STOCK PRICE APPRECIATION
                                                 TOTAL OPTIONS
                        NUMBER OF SECURITIES      GRANTED TO       EXERCISE                          FOR OPTION TERM
                         UNDERLYING OPTIONS      EMPLOYEES IN        PRICE      EXPIRATION     ---------------------------
NAME                         GRANTED(1)         FISCAL YEAR(2)    (PER SHARE)    DATE(3)         5%(4)           10%(4)
----------------------  ---------------------   ---------------   -----------   ----------     ----------      -----------
Susan E. Engel........         130,000               30.0%          $20.50          3/1/06     $1,678,950       $4,237,350
Edward R. Bazinet.....        --                   --                --             --             --              --
David W. Dewey........           5,000                1.2            20.50          3/1/06         64,575          162,975
Mark R. Kennedy.......          50,000               11.5            20.50          3/1/06        645,750        1,629,750
David H. Weiser.......           6,000                1.4            20.50          3/1/06         77,490          195,570

------------------------
(1) These options were granted pursuant to the 1995 Stock Incentive Plan. One-third of the total number of options granted will be exercisable on the first anniversary of the option grant date and, thereafter, an additional one-third of the total number of options granted will be exercisable on each of the second and third anniversaries of the option grant. Vesting may be accelerated in certain circumstances, including in the case of a "change in control" of the Company.

(2) The Company granted a total of 433,350 options under the 1992 Stock Option Plan, the 1993 Stock Incentive Plan and the 1995 Stock Incentive Plan in the fiscal year ended December 28, 1996.

(3) The options generally expire on the earliest of (a) the tenth anniversary of the date of grant, (b) 30 days following termination of the optionee's employment or (c) the exercise in full of the option.

(4) The assumed 5% and 10% annual rates of appreciation over the term of the options are set forth in accordance with rules and regulations adopted by the Securities and Exchange Commission and do not represent the Company's estimate of stock price appreciation.

    AGGREGATED OPTION EXERCISES. The following table sets forth information (on an aggregated basis) concerning exercises of options during the fiscal year ended December 28, 1996 by each of the Named Executive Officers and the fiscal year-end value of unexercised options.

                          AGGREGATED OPTION EXERCISES
                 IN THE FISCAL YEAR ENDED DECEMBER 28, 1996 AND
                         FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED       "IN-THE-MONEY" OPTIONS AT
                               SHARES                   OPTIONS AT FISCAL YEAR-END        FISCAL YEAR-END(1)
                            ACQUIRED ON      VALUE     ----------------------------  -----------------------------
NAME                          EXERCISE     REALIZED    EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
--------------------------  ------------  -----------  ------------  --------------  -------------  --------------
Susan E. Engel (2)........       --           --           161,667        228,333         --         $    527,800
Edward R. Bazinet.........       --           --            --             --             --              --
David W. Dewey (3)........       --           --             3,333         11,667         --               20,300
Mark R. Kennedy (4).......       --           --            33,333        116,667         --              203,000
David H. Weiser (5).......       --           --            59,000         14,000    $   1,167,650         24,360

--------------------------
(1) Options are "in-the-money" at the fiscal year-end if the fair market value of the underlying securities on such date exceeds the exercise or base price of the option. The amounts set forth represent the difference between the fair market value of the securities underlying the options on December 28, 1996 ($24.56 per share) and the exercise price of the options (see notes (2) through (5) to this table), multiplied by the applicable number of options.

(2) 150,000 exercisable options held by Ms. Engel have an exercise price of $37.75 per share and 11,667 of her exercisable options have an exercise price of $34.63 per share. 75,000 of her unexercisable options have an exercise price of $37.75 per share; 23,333 of her unexercisable options have an exercise price of $34.63 per share; and 130,000 of her unexercisable options have an exercise price of $20.50 per share.

(3) All exercisable options held by Mr. Dewey have an exercise price of $34.63 per share; 6,667 of his unexercisable options have an exercise price of $34.63 per share and 5,000 of his unexercisable options have an exercise price of $20.50 per share.

(4) All exercisable options held by Mr. Kennedy have an exercise price of $36.31 per share; 66,667 of his unexercisable options have an exercise price of $36.31 per share and 50,000 of his unexercisable options have an exercise price of $20.50 per share.

(5) 55,000 exercisable options held by Mr. Weiser have an exercise price of $3.33 per share and 4,000 of his exercisable options have an exercise price of $34.63 per share. 8,000 of his unexercisable options have an exercise price of $34.63 per share and 6,000 of his unexercisable options have an exercise price of $20.50 per share.

EMPLOYMENT AGREEMENTS

    The Company does not have any employment agreement with any of the Named Executive Officers. However, in October 1992 Mr. Bazinet agreed (for a period of five years) and Mr. Dewey agreed (for the duration of his employment by the Company and for two years thereafter) not to engage anywhere in the world in any activity competitive with the Company's business, subject to certain limited exceptions.

    The Compensation Committee and the Board of Directors have adopted a program providing for the payment to certain employees of cash incentives based upon the Company's attainment of defined financial performance goals. This progam commences in fiscal 1997. The program provides that, upon the occurence of certain events specified as a "change of control" of the Company, the defined financial measures are deemed to have been fully (100%) achieved and the employee participants in the program vest in a specified cash incentive (prorated over the fiscal year in which the change of control occurs from the first day of the fiscal year through the date of the change of control).

    Except for certain provisions of the cash incentive program described above and for certain provisions in the 1992 Stock Option Plan and related agreements, the 1993 Stock Incentive Plan and related agreements, the 1995 Stock Incentive Plan and related agreements, and the 1997 Stock Incentive Plan if it is approved by stockholders, there are no compensatory plans or arrangements with respect to any of the Named Executive Officers which are triggered by, or result from, the resignation, retirement or any other termination of such executive's employment, a change-in-control of the Company or a change in such executive's responsibilities following a change-in-control.

COMPENSATION COMMITTEE AND STOCK INCENTIVE COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors evaluates the general compensation policies of the Company as well as the Company's compensation plans and the specific compensation of executive officers to assure that compensation is both competitive and related to individual and Company performance. The Stock Incentive Committee awards grants under the Company's stock option and incentive plans and administers those plans, sometimes seeking the advice of the Compensation Committee and/or management as the Stock Incentive Committee believes appropriate. Each of the Compensation Committee and the Stock Incentive Committee is comprised entirely of non-employee directors.

    The Compensation Committee believes that the compensation of the executive officers, including that of the Chief Executive Officer, must reflect an appropriate relationship between compensation and the Company's performance, while at the same time motivating and retaining key employees. Accordingly, this goal has been accomplished in prior years through a subjective evaluation, considering each employee's responsibilities and experience in his or her specific area and his or her performance over a sustained period of time (with respect to existing employees) or a subjective evaluation of the appropriate overall compensation to induce the employee to join the Company (with respect to new personnel), as well as the Company's financial performance during the year. Historically, no specific weights were assigned to these factors (although job position and subjective evaluation of appropriate overall compensation to attract or retain the employee were considered most important).

    In fiscal 1996 the Compensation Committee reviewed with the assistance of an independent consultant the Company's executive compensation, studying both its competitiveness and its effectiveness in motivating key employees. From this review the Committee determined to link bonus compensation more directly to Company performance. The implementation of this linkage has been effected in two stages: a transitional stage for fiscal 1996, and full linkage in the form of a cash incentive pay-for-defined-financial-performance program for fiscal 1997 and future years. In order to reflect the linkage for the Company's reduced sales and profit in 1996 compared to 1995, executive bonuses in 1996 were generally set at 20% of year-end annual salary rate. This formulation yielded bonuses (as a percentage of year-end annual salary rate) which, depending on the individual, ranged beween 3.4 and 30.0 percentage points less than executive bonus rates in 1995. This approach was not used in setting the 1996 bonuses of Ms. Engel and one other officer because the recency of position promotion (in the case of Ms. Engel) or hire (in the case of the other officer) was deemed to make the transitional formula inapplicable.

    The Compensation Committee and the Stock Incentive Committee believe that executive officers and other key employees, who are in a position to make a substantial contribution to the long-term success of the Company and to increase stockholder value, should focus their attention on managing the Company as owners with equity positions in the business. In order to align these employees' long-term interests with those of stockholders, the Compensation Committee and the Stock Incentive Committee believe that an effective method is through encouraging significant stock ownership in the Company.

    Accordingly, the Company has previously implemented stock option and incentive plans and, in February 1997, the Board of Directors and the Compensation Committee adopted the 1997 Stock Incentive Plan subject to stockholder approval. In March 1996 the Compensation Committee awarded, and in July 1996 the Stock Incentive Committee awarded, pursuant to the 1995 Stock Incentive Plan, options to purchase an aggregate of 433,350 shares of Common Stock to employees of the Company (excluding Mr. Bazinet, but including an option to purchase 130,000 shares of Common Stock granted to Ms. Engel and including options to purchase an aggregate of 61,000 shares of Common Stock granted to the other three Named Executive Officers). Mr. Bazinet recommended the number of options to be granted to the Named Executive Officers and other employees based on his subjective assessment of the responsibilities and nature of the position of the grantee as well as the value of the grantee's existing equity stake in the Company, and the recommendations were reviewed and approved by the Compensation Committee with respect to options granted in March 1996 and by the Stock Incentive Committee with respect to options granted in July 1996, in each case without assigning specific weights to these factors (although the employee's position and the value of the employee's existing equity interest were considered most important). The exercise price of the options granted to the Named Executive Officers is $20.50 per share. Options to purchase 35,000 shares of Common Stock were granted during the fiscal year ended December 28, 1996 to one other person who is an officer of the Company.

    The Compensation Committee's 1996 review of executive compensation described earlier in this report also examined the role of long-term incentives, and determined in this regard to continue utilization of stock option and equity plans and to recommend for Board and shareholder approval the 1997 Stock Incentive Plan. To encourage employees to remain in the employ of the Company, options granted under the Company's existing stock option and stock incentive plans vest over a three-year period, beginning one year after the date of grant. It is expected that future awards will be made periodically and will contain vesting terms substantially similar to those of stock options currently outstanding.

    The current cash compensation for executive officers for the fiscal year ended December 28, 1996 was comprised of base salary, and a year-end bonus as described earlier in this report. Mr. Bazinet, who was the Chief Executive Officer from the beginning of the 1996 fiscal year until November 13, 1996, received $500,000 in base salary and $100,000 in year-end bonus for the fiscal year ended December 28, 1996. Ms. Engel, who has served as the Chief Executive Officer since November 13, 1996, received $376,769 in base salary and $100,000 in year-end bonus for the 1996 fiscal year. The Compensation Committee's determinations with respect to Mr. Bazinet's and Ms. Engel's 1996 compensation were based on individual performance and responsibilities as well as the Company's financial performance in fiscal 1996, specifically focussing on revenues, operating income and net income, although specific weights were not assigned to any factor.

    COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). Section 162(m) of the Internal Revenue Code, as amended, generally disallows a tax deduction to public companies for individual compensation over $1 million paid to a company's Chief Executive Officer and four other most highly compensated executive officers unless the compensation qualifies as "performance-based compensation" under the statute. Options granted pursuant to the 1992 Stock Option Plan, the 1993 Stock Incentive Plan or the 1995 Stock Incentive Plan qualify as "performance-based compensation"; because the other compensation for each of the Company's executive officers reported and discussed above for the fiscal year ended December 28, 1996 did not exceed $1 million, Section 162(m) did not affect the deductibility of any executive officer's compensation in 1996. The Compensation Committee accordingly does not have a policy on qualifying executive officer compensation for deductibility under that Section, although it does consider cost to the Company, including the deductibility of compensation, in making all compensation decisions. In this respect, the 1997 Stock Incentive Plan is structured so that awards of options, stock appreciation rights and performance awards will qualify as "performance-based compensation" under Section 162(m). No awards will be made under the 1997 Stock Incentive Plan unless the Plan is approved by the Company's stockholders.

              THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                             OF DEPARTMENT 56, INC.

                                          Sandra J. Horbach
                                          Nicholas C. Forstmann
                                          Arthur T. Shorin

            THE STOCK INCENTIVE COMMITTEE OF THE BOARD OF DIRECTORS
                             OF DEPARTMENT 56, INC.

                                          Arthur T. Shorin
                                          Vin Weber

PERFORMANCE GRAPH

    The following graph compares the cumulative total return on $100 invested on June 11, 1993, in each of the Common Stock of the Company, Standard & Poor's MidCap 400 Index, Standard & Poor's MidCap Consumer Products Index, and a peer line-of-business index. The returns of the Standard & Poor's indices and the peer line-of-business index are calculated assuming reinvestment of dividends. The Company has not paid any dividends.

    The graph covers a period commencing June 11, 1993, when the Company's Common Stock was first publicly traded, and specifies data values for the Friday nearest to each of the Company's fiscal year-ends during such period (but in the case of the Standard & Poor's MidCap Consumer Products Index, which was calculated only for the end of each calendar month, the data value specified is for the calendar month-end nearest to each such fiscal year-end).

    Standard & Poor's has ceased publication of the MidCap Consumer Products Index and, accordingly, values for this index are plotted below only through December 30, 1995; this index is included in the graph below because it was contained in the performance graph shown in the Company's proxy statement relating to its 1996 annual meeting of stockholders. In replacement of the MidCap Consumer Products Index, the Company is showing a peer line-of-business index composed of all issuers within the Standard & Poor's Consumer Goods (Jewelry, Novelties & Gifts) Industry Sector which also are contained among the issuers in the Standard & Poor's 500 or MidCap 400 stock indices. The issuers within this index are American Greetings Corporation; Gibson Greetings, Inc.; Jostens, Inc.; Lancaster Colony Corp.; and Stanhome, Inc. Each component issuer is weighted in calculation of the index to recognize its stock market capitalization.

    The stock price performance shown on the graph below is not necessarily indicative of future price performance. Data points below provided by Research Holdings Limited, a licensee of Standard & Poor's.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                   DEPARTMENT 56, INC., S&P MIDCAP 400 INDEX,
                       S&P MIDCAP CONSUMER PRODUCTS INDEX
                   AND S&P JEWELRY, NOVELTIES & GIFTS SECTOR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               DEPARTMENT 56, INC.    S&P MIDCAP 400      S&P MIDCAP CONSUMER PRODUCTS     S&P JEWELRY, NOVELTIES & GIFTS
6/11/1993                       100                100                                100                              100
Jan 1 1994                      138                108                                108                              120
Dec 31 1994                     203                104                                 84                              104
Dec 30 1995                     196                137                                 95                              119
Dec 28 1996                     125                163                                                                 125

                       CERTAIN RELATED PARTY TRANSACTIONS

    In the ordinary course of its business, the Company sells products to a floral and nursery wholesaler and retailer of which Todd L. Bachman is an officer and director and owns, together with members of his immediate family in the aggregate, approximately 17% of the outstanding equity securities. During the fiscal year ended December 28, 1996 and the nine weeks ended March 1, 1997, the Company had sales to this floral and nursery business in the amount of approximately $1,305,000 and net credits of approximately $5,000, respectively. This floral and nursery business supplies trucking, landscaping and florist services to the Company in the ordinary course of the Company's business, for which the Company was charged approximately $159,000 and $11,000 during the fiscal year ended December 28, 1996 and the nine weeks ended March 1, 1997, respectively. During the fiscal year ended December 28, 1996 and the nine weeks ended March 1, 1997, the Company in the ordinary course of business had sales of approximately $59,000 and net credits of approximately $1,000, respectively, to a gift shop owned by the parents of David W. Dewey. During the fiscal year ended December 28, 1996 and the nine weeks ended March 1, 1997, the Company in the ordinary course of business had purchases of approximately $91,000 and $12,000, respectively, of computer peripherals from a firm owned by the father of Robert
S. Rose, the Company's Vice President -- Distribution and Operations.

    Affiliates of Forstmann Little provide to D 56, Inc. aircraft management, maintenance and travel services, and D 56, Inc. paid approximately $2,116,000 in 1996 for those services. Under a timesharing agreement with D 56, Inc., Edward
R. Bazinet was charged $129,722 for personal usage of corporate aircraft in 1996.

    The Company believes that the terms of these transactions were no less favorable to the Company than the terms which could be obtained from an unrelated third party.

              ITEM 2 -- APPROVAL OF THE 1997 STOCK INCENTIVE PLAN

GENERAL

    On February 20, 1997, the Board of Directors of the Company and the Compensation Committee, subject to approval by the Company's stockholders, adopted the 1997 Stock Incentive Plan. The 1997 Stock Incentive Plan provides for granting options, stock appreciation rights, dividend equivalent rights, restricted stock, performance units and performance shares to employees or officers of the Company and its subsidiaries or any consultants or advisors receiving cash compensation from the Company or a subsidiary, and granting of options to non-employee directors of the Company.

    At the 1997 Annual Meeting, stockholders will be asked to consider and vote on a proposal to approve the 1997 Stock Incentive Plan.

PURPOSE OF AND GRANTS UNDER THE 1997 STOCK INCENTIVE PLAN

    The Board of Directors, the Compensation Committee and the Stock Incentive Committee believe that the equity-based awards permitted by the 1997 Stock Incentive Plan will provide a means by which key employees, directors and other persons furnishing a significant contribution to the business of the Company and its subsidiaries can acquire and maintain an interest parallel with that of the Company's stockholders. This parallelism strengthens their commitment to the success of the Company and their desire to maintain an active, creative business relationship with the Company. The 1997 Stock Incentive Plan also is intended to attract and retain key employees and to provide those employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its subsidiaries. The Board of Directors, the Compensation Committee and the Stock Incentive Committee also believe that capacity to grant equity-based awards under the existing stock option and stock incentive plans in furtherance of these goals may be exhausted within several years as the Company seeks to develop its base of managerial talent and to maintain significant key employee equity ownership.

    As of the date of this Proxy Statement, no grants have been made under the 1997 Stock Incentive Plan and the Stock Incentive Committee has no immediate intention or plans to make any grants.

Presently there are approximately 200 Eligible Individuals and 5 Eligible Directors (as such terms are defined below) who could qualify to participate in the 1997 Stock Incentive Plan. Because adoption of the 1997 Stock Incentive Plan is subject to stockholder approval and because the granting of options and awards will be entirely within the discretion of the Stock Incentive Committee and the Non-Officer Grant Committee (as those terms are defined below) except with respect to certain options to be granted to Eligible Directors following the 1997 Annual Meeting as further discussed below, it is not possible to designate the employees, directors and other persons to whom options or awards will be granted under the 1997 Stock Incentive Plan or the number of shares of Common Stock or value of dollar-denominated grants to be covered by such options and awards.

DESCRIPTION OF THE 1997 STOCK INCENTIVE PLAN

    The principal provisions of the 1997 Stock Incentive Plan are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by the terms of the 1997 Stock Incentive Plan, the entire text of which is attached as Exhibit A and incorporated by reference. All terms used herein have the meanings set forth in the 1997 Stock Incentive Plan, unless specifically defined herein.

    An aggregate of 1,500,000 shares of Common Stock may be issued or transferred pursuant to the 1997 Stock Incentive Plan. The 1997 Stock Incentive Plan provides that the maximum number of shares of Common Stock that any Eligible Individual may receive in respect of Options and Awards (other than Performance Units denominated in dollars) may not exceed 500,000 shares, and the maximum dollar amount of cash or the fair market value of shares of Common Stock that any Eligible Individual may receive in respect of Performance Units denominated in dollars may not exceed $5,000,000. In the event of any Change in Capitalization, however, the Stock Incentive Committee may adjust the maximum number and class of shares with respect to which Options and Awards may be granted under the 1997 Stock Incentive Plan, the number and class of shares which are subject to outstanding Options and Awards granted under the 1997 Stock Incentive Plan, and if applicable, the purchase price therefor.

    The 1997 Stock Incentive Plan is administered by a committee (the "Stock Incentive Committee") composed of at least two Directors and may consist of the entire Board, provided, however, that if the Stock Incentive Committee consists of less than the entire Board, each member shall be a Nonemployee Director and to the extent necessary for any Option or Award intended to qualify as performance-based compensation under Section 162(m) of the Code, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director. The Board may, by resolution, also authorize a committee consisting of one or more Directors, who are not necessarily Nonemployee Directors, to make grants of Employee Options to Eligible Individuals who are not officers of the Company. The Stock Incentive Committee of the Board of Directors has been appointed as the Stock Incentive Committee for purposes of the 1997 Stock Incentive Plan. The Board has authorized a Committee consisting of the Chairman of the Board and the Chief Executive Officer (both of whom are Board members) (the "Non-Officer Grant Committee"), to grant Options to newly hired employees who are not officers of the Company on the date such Options are granted, in respect of up to 10,000 shares of Common Stock per person (but no more than 30,000 shares in any year). In addition, the Non-Officer Grant Committee may make discretionary Option grants in respect of up to 10,000 shares of Common Stock in any year to designated employees. Pursuant to the 1997 Stock Incentive Plan, the Stock Incentive Committee or, in certain cases, the Non-Officer Grant Committee may grant Employee Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares and Dividend Equivalent Rights to employees, consultants, officers, and advisors of the Company and its Subsidiaries (collectively, "Eligible Individuals"). In addition, directors who are not also employees of the Company or any Subsidiary ("Eligible Directors") are eligible to receive Options. The Stock Incentive Committee or, in certain cases, the Non-Officer Grant Committee will select Eligible Individuals to whom Options and Awards will be granted and determine the type, size, terms and conditions of Options and Awards, including the per share purchase price and the vesting provisions of Employee Options and the restrictions or performance criteria relating to Restricted Stock, Performance Units and Performance Shares. The Stock Incentive Committee will administer, construe and interpret the 1997 Stock Incentive Plan.

    The Stock Incentive Committee or, in certain cases, the Non-Officer Grant Committee may grant to Eligible Individuals Employee Options to purchase shares of Common Stock. Employee Options may be either Incentive Stock Options (within the meaning of Section 422 of the Code) or Nonqualified Stock Options. The per share purchase price (i.e., the exercise price) under each Employee Option will be established by the Stock Incentive Committee (or the Non-Officer Grant Committee, as the case may be) at the time the Employee Option is granted. In the case of an Incentive Stock Option, the per share exercise price will not be less than 100% of the Fair Market Value of a share on the date the Incentive Stock Option is granted (110%, in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). Employee Options will be exercisable at such times and in such installments as determined by the Stock Incentive Committee (or, in certain cases, the Non-Officer Grant Committee). The Stock Incentive Committee may accelerate the exercisability of any Option at any time. The Option Agreement will set forth the terms and conditions applicable upon an optionee's termination of employment. Each Employee Option granted pursuant to the 1997 Stock Incentive Plan will be for such term as determined by the Stock Incentive Committee (or the Non-Officer Grant Committee, as the case may be); however, no Employee Option will be exercisable after the expiration of ten years from its grant date (five years, in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

    Each Eligible Director who becomes a Director after the conclusion of the 1997 Annual Meeting will, upon becoming a Director, be granted a Director Option in respect of a number of shares of Common Stock equal to the product of 2,000 and a fraction, the numerator of which is the number of regularly scheduled Board meetings remaining on such date before the next Annual Meeting and the denominator of which is the number of regularly scheduled Board meetings between the preceding and next following Annual Meeting. In addition, each Eligible Director shall be granted a Director Option in respect of 2,000 shares of Common Stock on the first day after the Annual Meeting of the stockholders in each year that the 1997 Stock Incentive Plan is in effect provided that the Eligible Director is a Director on such date. The purchase price for shares of Common Stock under each Director Option shall be equal to 100% of the Fair Market Value of such shares on the date of grant. Each Director Option shall become fully vested and exercisable with respect to 50% of the shares of Common Stock on the first day after each of the first and second Annual Meetings held after the date of grant, provided that the Eligible Director is a Director on such date. Each Director Option shall terminate on the tenth anniversary of the date of grant, or upon the earlier of (i) the termination of the Eligible Director's service as a Director for any reason other than Cause, in which case the Eligible Director may exercise for one year his or her Director Option to the extent vested and exercisable as of the date of such termination of service, (ii) the termination of the Eligible Director's service as a Director for Cause, in which case the Director Option shall immediately terminate in full, or (iii) the death of the Eligible Director while a Director or within the one year period after termination of service as a Director other than for Cause, in which case an Option may be exercised by the person to whom such rights shall pass for a period of twelve months from the date of the Eligible Director's death to the extent that the Option or portion thereof was exercisable on the date of death.

    Options are not transferable by an Optionee other than by will or the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative. The purchase price for shares of Common Stock acquired pursuant to the exercise of an Option must be paid in either (or any combination thereof) (i) cash or (ii) by the transfer of shares of Common Stock to the Company upon such terms and conditions as may be determined by the Stock Incentive Committee or, in certain cases, the Non-Officer Grant Committe. Upon a Change in Control, all Options outstanding under the 1997 Stock Incentive Plan will become immediately and fully exercisable. In addition, to the extent set forth in the Option Agreement, the Optionee may, during the 60-day period following the Change in Control, surrender for cancellation any Option (or portion thereof) for a cash payment in respect of each share covered by the Option, or portion thereof surrendered, equal to the excess, if any, of (i) (x) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the shares of Common Stock subject to the Option (or any portion thereof) surrendered or (y) in the case of a Nonqualified Stock Option, the greater of
(A) the Fair Market Value, on the date preceding the date of surrender, of the shares of Common Stock subject to the Option

(or any portion thereof) surrendered or (B) the Adjusted Fair Market Value of the shares of Common Stock subject to the Option (or any portion thereof) surrendered, over (ii) the aggregate purchase price for such shares of Common Stock under the Option or portion thereof surrendered. In the event an Optionee's employment or service as Director is terminated within two years following a Change in Control, each Employee Option held by the Optionee, to the extent exercisable as of the date of termination, shall remain exercisable for a period of at least one year following the date of termination (but not beyond the expiration of the term of the Option).

    The 1997 Stock Incentive Plan permits the granting of Stock Appreciation Rights to Eligible Individuals in connection with an Employee Option or as a freestanding right. A Stock Appreciation Right permits the Grantee to receive (subject to any limitation the Stock Incentive Committee may impose), upon exercise of the Stock Appreciation Right, cash and/or shares of Common Stock, at the discretion of the Stock Incentive Committee, equal in value to an amount determined by multiplying (i) the excess, if any, of (x) for those granted in connection with an Employee Option, the then per share Fair Market Value on the date preceding the exercise date over the per share purchase price under the related Employee Option, or (y) for those not granted in connection with an Employee Option, the then per share Fair Market Value on the date preceding the exercise date over the per share Fair Market Value on the grant date of the Stock Appreciation Right by (ii) the number of shares of Common Stock as to which such Stock Appreciation Right is being exercised.

    Stock Appreciation Rights granted in connection with an Employee Option cover the same shares of Common Stock as those covered by the Employee Option and are generally governed by the same terms. A Stock Appreciation Right granted in connection with an Incentive Stock Option is exercisable only if the Fair Market Value of the share of Common Stock on the exercise date exceeds the purchase price specified in the Incentive Stock Option Agreement. Freestanding Stock Appreciation Rights will be on the terms determined by the Stock Incentive Committee, but for a term not greater than ten years. Upon a Change in Control, all Stock Appreciation Rights become immediately and fully exercisable. In addition, to the extent set forth in the Stock Appreciation Right Agreement, upon exercise of freestanding Stock Appreciation Rights within 60 days of a Change in Control, the amount payable will be paid in cash and will be equal to the excess of (i) the greater of (x) the Fair Market Value of the shares of Common Stock on the date preceding the exercise date and (y) the Adjusted Fair Market Value of the shares of Common Stock on the date preceding the exercise date, over (ii) the aggregate Fair Market Value of shares of Common Stock subject to the Stock Appreciation Right on the date such Stock Appreciation Right was granted. In the event employment with the Company is terminated by the Company within the two years following a Change in Control, each Stock Appreciation Right held by the Grantee that was exercisable as of the date of termination of the Grantee's employment or service shall remain exercisable for a period of at least one year from the date of termination (but not beyond the expiration of the term of the Stock Appreciation Right).

    The terms of a Restricted Stock Award, including the restrictions placed on such shares and the time or times at which such restrictions will lapse, will be determined by the Stock Incentive Committee at the time the Award is made. Shares of Restricted Stock may be issued in payment in respect of vested Performance Units. The Stock Incentive Committee may determine at the time an award of Restricted Stock is granted that dividends paid on such Restricted Stock may be paid to the grantee or deferred and, if deferred, whether such dividends will be reinvested in shares of Common Stock. Deferred dividends (together with any interest accrued thereon) will be paid upon the lapsing of restrictions on shares of Restricted Stock or forfeited upon the forfeiture of shares of Restricted Stock. The agreements evidencing Awards of Restricted Stock will set forth the terms and conditions of such Awards applicable upon a Grantee's termination of employment. The Stock Incentive Committee will determine at the time of the grant of an Award of Restricted Stock the extent to which, if any, the restrictions on outstanding shares of Restricted Stock will lapse upon a Change in Control.

    Performance Units and Performance Shares will be awarded to Eligible Individuals at such times as the Stock Incentive Committee may determine, and the vesting of Performance Units and Performance Shares will be based upon the Company's attainment of specified performance objectives within the specified Performance Cycle. Performance objectives may be expressed in terms of earnings per share, operating income, EBIT, EBITDA, pre-tax profits, net earnings, return on equity or assets, revenues or any combination of the foregoing. Performance objectives and the length of the Performance Cycle for the Performance Units and Performance Shares will be determined by the Stock Incentive Committee at the time the Award is made. The agreements evidencing Awards of Performance Units and Performance Shares will set forth the terms and conditions of such Awards, including those applicable in the event of the grantee's termination of employment. At the time of granting of a Performance Award and to the extent permitted under Section 162(m) of the Code and the regulations thereunder, the Stock Incentive Committee may provide for the manner in which the Performance Objectives will be measured to reflect the impact of specified corporate transactions, extraordinary events, accounting changes and other similar events.

    Each Performance Unit may be denominated in shares of Common Stock or a specified dollar amount; payments in respect of vested Performance Units will be made in cash, shares of Common Stock, shares of Restricted Stock or any combination thereof, as determined by the Stock Incentive Committee. Performance Shares will be awarded in the form of shares of Common Stock. The Stock Incentive Committee will determine, at the time the Award is made, the total number of Performance Shares subject to an Award and the time or times at which the Performance Shares will be issued to the Grantee. In addition, the Stock Incentive Committee will determine the time or times at which the awarded but not issued Performance Shares will be issued to the Grantee. At the time the award of Performance Shares is made, the Stock Incentive Committee may determine that dividends will be paid or deferred on the issued Performance Shares and, if deferred, whether such dividends will be reinvested in shares of Common Stock. Deferred dividends (together with any interest accrued thereon) will be paid upon the lapsing of restrictions on Performance Shares or forfeited upon the forfeiture of Performance Shares. Upon a Change in Control, (x) a percentage of Performance Units, as determined by the Stock Incentive Committee at the time an Award of Performance Units is made, will become vested and the grantee will be entitled to receive a cash payment in an amount that was determined by the Stock Incentive Committee at the time of the Award of such Performance Units and as set forth in the Agreement evidencing the Award, and (y) with respect to Performance Shares, all restrictions will lapse on a percentage of the Performance Shares, as determined by the Stock Incentive Committee at the time the Award of Performance Shares is made. In addition, the Agreements evidencing the grant of Performance Shares and Performance Units will contain provisions for the treatment of such Awards (or portions thereof) which do not become vested as a result of a Change in Control, including, without limitation, provisions for the adjustment of applicable performance objectives.

    The Stock Incentive Committee may award Dividend Equivalent Rights to any Eligible Individual or Eligible Director in tandem with other Options or Awards or as a separate Award. A Dividend Equivalent Right entitles the holder to receive all or some portion of the cash dividends payable in respect of Shares that are subject to the right. The terms and conditions applicable to Dividend Equivalent Rights are to be specified in the Agreement evidencing the Award.

    The 1997 Stock Incentive Plan provides that, in satisfaction of the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to an Option or Award, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Stock Incentive Committee, to have withheld a portion of the shares of Common Stock issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

    The Stock Incentive Committee has the authority at the time an Option or Award is granted, or at any time thereafter, to award to designated Optionees or Grantees bonuses to pay taxes that will be payable on exercise of Options or payment of other Awards. The Stock Incentive Committee will have full authority to determine the amount of any such bonus to pay taxes and the terms and conditions affecting the vesting and payment thereof.

    The 1997 Stock Incentive Plan will terminate on the day preceding the tenth anniversary of its adoption by the Board of Directors of the Company. The Board may earlier terminate or amend the 1997 Stock Incentive Plan at any time, except that (i) no such amendment or termination may adversely affect outstanding Options or Awards and (ii) to the extent necessary under applicable law, no amendment will be effective unless approved by the Company's stockholders.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES RELATING TO AWARDS UNDER THE 1997 STOCK INCENTIVE PLAN

    Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year, but does not disallow a deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders. The Company has structured the 1997 Stock Incentive Plan with the intention that compensation resulting from awards of Options, Stock Appreciation Rights, Performance Shares and Performance Units may qualify as "performance-based compensation" and would be deductible. To qualify, the Company is seeking stockholder approval of the 1997 Stock Incentive Plan and will not grant Options or Awards thereunder if such stockholder approval is not obtained.

    In general, an Optionee will not recognize taxable income upon grant or exercise of an Incentive Stock Option and the Company and its Subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an Incentive Stock Option. (However, upon the exercise of an Incentive Stock Option, the excess of the fair market value on the date of exercise of the shares of Common Stock received over the exercise price of shares of Common Stock will be treated as an adjustment to alternative minimum taxable income.) In order for the exercise of an Incentive Stock Option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a Subsidiary (within the meaning of Section 422 of the Code) from the date the Incentive Stock Option is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply.

    If the Optionee has held the shares of Common Stock acquired upon exercise of an Incentive Stock Option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares of Common Stock by the Optionee, the difference, if any, between the sales price of the shares of Common Stock and the exercise price of the Option will be treated as long-term capital gain or loss. If the Optionee does not satisfy these holding period requirements, the Optionee will recognize ordinary income at the time of the disposition of the shares of Common Stock generally in an amount equal to the excess of the fair market value of the shares of Common Stock at the time the Option was exercised over the exercise price of the Option. The balance of gain realized, if any, will be long-term or short-term capital gain, depending upon whether or not the shares of Common Stock were sold more than one year after the Option was exercised. If the Optionee sells the shares of Common Stock prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares of Common Stock at the time the Option was exercised, the amount of ordinary income will be limited to the excess of the amount realized on the sale over the exercise price of the Option. The Company and its Subsidiaries will be allowed a business expense deduction to the extent the Optionee recognizes ordinary income.

    In general, an Optionee to whom a Nonqualified Stock Option (including a Director Option) is granted will recognize no income at the time of the grant of the Option. Upon exercise of a Nonqualified Stock Option, an Optionee will recognize ordinary income in an amount equal to the amount by which the fair market value of the shares of Common Stock on the date of exercise exceeds the exercise price of the Option. (Special rules may apply in the case of an optionee who is subject to Section 16(b) of the Exchange Act.) If the Company complies with applicable reporting requirements, the Company and its Subsidiaries will be entitled to a business expense deduction in the same amount and at the same time as the Optionee recognizes ordinary income.

    Upon exercise of a Stock Appreciation Right, the optionee will recognize ordinary income in an amount equal to the cash or the fair market value of the shares of Common Stock received on the exercise date. If the Company complies with applicable reporting requirements, the Company and its Subsidiaries will be entitled to a business expense deduction in the same amount and at the same time as the Grantee of a Stock Appreciation Right recognizes ordinary income.

    Under certain circumstances, the accelerated vesting or the cashout of Options or the accelerated lapse of restrictions on other Awards in connection with a Change in Control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the Optionee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

    Awards made under the 1997 Stock Incentive Plan are made at the discretion of the Stock Incentive Committee (except with respect to Director Options which shall be granted to Eligible Directors following the 1997 Annual Meeting, as discussed above) and, in certain cases, the Non-Officer Grant Committee, and future grants (except with respect to such Director Options) are not yet determinable. Thus, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals (except with respect to such Director Options) or groups of employees in 1997.

    On March 26, 1997, the closing price of the Common Stock as reported on the New York Stock Exchange was $18.00.

    PROXIES WILL BE VOTED FOR APPROVAL OF THE 1997 STOCK INCENTIVE PLAN UNLESS OTHERWISE SPECIFIED IN THE PROXY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1997 STOCK INCENTIVE PLAN.

                       ITEM 3 -- APPOINTMENT OF AUDITORS

    Upon recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP, independent public accountants, to audit and report on the consolidated financial statements of the Company for the fiscal year ending January 3, 1998 and to perform such other services as may be required of them. Deloitte & Touche LLP has served as auditors for the Company since October 1992. The Board of Directors has directed that management submit the appointment of auditors for ratification by the stockholders at the Annual Meeting. Representatives of Deloitte & Touche LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

    PROXIES WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JANUARY 3, 1998. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS AUDITORS.

                            EXPENSES OF SOLICITATION

    The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers, directors, and regular employees of the Company and its subsidiaries, none of whom will receive additional compensation therefor, may solicit proxies in person or by telephone, telegraph or other means. Solicitation will also be made by employees of Chase Mellon Shareholder Services, which firm will be paid a fee estimated not to exceed $6,000, plus expenses. As is customary, the Company will, upon request, reimburse brokerage firms, banks, trustees, nominees and other persons for their out-of-pocket expenses in forwarding proxy materials to their principals.

                       STOCKHOLDER PROPOSALS FOR THE 1998
                         ANNUAL MEETING OF STOCKHOLDERS

    Stockholders may present proposals which may be proper subjects for inclusion in the proxy statement and for consideration at an Annual Meeting. To be considered, proposals must be submitted on a timely basis. Proposals for the 1998 Annual Meeting must be received by the Company no later than

November 27, 1997. Proposals, as well as any questions related thereto, should be submitted in writing to the Secretary of the Company. Proposals may be included in the proxy statement for the 1998 Annual Meeting if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER MATTERS

    The Company knows of no other matter to be brought before the 1997 Annual Meeting. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote the same with respect to any such matter in accordance with their best judgment.

    The Company will furnish, without charge, to each person whose proxy is being solicited upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 28, 1996, as filed with the Securities and Exchange Commission (excluding exhibits). Copies of any exhibits thereto also will be furnished upon the payment of a reasonable duplicating charge. Requests in writing for copies of any such materials should be directed to Mr. David H. Weiser, Secretary, Department 56, Inc., One Village Place, 6436 City West Parkway, Eden Prairie, Minnesota 55344.

                                          By order of the Board of Directors,

                                          DAVID H. WEISER
                                          Secretary

Eden Prairie, Minnesota
March 27, 1997

                                                                       EXHIBIT A

                              DEPARTMENT 56, INC.
                           1997 STOCK INCENTIVE PLAN

                              DEPARTMENT 56, INC.
                           1997 STOCK INCENTIVE PLAN
                               TABLE OF CONTENTS

         ARTICLE           SUBJECT                                                                                  PAGE
-------------------------  -------------------------------------------------------------------------------------  ---------
       1.                  PURPOSE..............................................................................        A-4
       2.                  DEFINITIONS..........................................................................        A-4
       3.                  ADMINISTRATION.......................................................................        A-7
       4.                  STOCK SUBJECT TO THE PLAN; GRANT LIMITATIONS.........................................        A-9
       5.                  OPTION GRANTS FOR ELIGIBLE INDIVIDUALS...............................................        A-9
              5.1            Authority of Committee.............................................................        A-9
              5.2            Purchase Price.....................................................................        A-9
              5.3            Maximum Duration...................................................................        A-9
              5.4            Vesting............................................................................        A-9
              5.5            Modification or Substitution.......................................................       A-10
       6.                  OPTION GRANTS FOR NONEMPLOYEE DIRECTORS..............................................       A-10
              6.1            Grant..............................................................................       A-10
              6.2            Purchase Price.....................................................................       A-10
              6.3            Vesting............................................................................       A-10
              6.4            Duration...........................................................................       A-10
              6.5            Limitations on Amendment...........................................................       A-11
       7.                  TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS.......................................       A-11
              7.1            Non-transferability................................................................       A-11
              7.2            Method of Exercise.................................................................       A-11
              7.3            Rights of Optionees................................................................       A-11
              7.4            Effect of Change in Control........................................................       A-11
       8.                  STOCK APPRECIATION RIGHTS............................................................       A-12
              8.1            Time of Grant......................................................................       A-12
              8.2            Stock Appreciation Right Related to an Employee Option.............................       A-12
              8.2(a)           Exercise.........................................................................       A-12
              8.2(b)           Amount Payable...................................................................       A-12
                                                                                                                       A-12
              8.2(c)           Treatment of Related Options and Stock Appreciation Rights Upon Exercise.........
              8.3            Stock Appreciation Right Unrelated to an Option....................................       A-12
              8.4            Method of Exercise.................................................................       A-13
              8.5            Form of Payment....................................................................       A-13
              8.6            Modification or Substitution.......................................................       A-13
              8.7            Effect of Change in Control........................................................       A-13

         ARTICLE           SUBJECT                                                                                  PAGE
-------------------------  -------------------------------------------------------------------------------------  ---------
       9.                  RESTRICTED STOCK.....................................................................       A-13
              9.1            Grant..............................................................................       A-13
              9.2            Rights of Grantee..................................................................       A-13
              9.3            Non-transferability................................................................       A-14
              9.4            Lapse of Restrictions..............................................................       A-14
              9.4(a)           Generally........................................................................       A-14
              9.4(b)           Effect of Change in Control......................................................       A-14
              9.5            Modification or Substitution.......................................................       A-14
              9.6            Treatment of Dividends.............................................................       A-14
              9.7            Delivery of Shares.................................................................       A-14
      10.                  PERFORMANCE AWARDS...................................................................       A-14
             10.1(a)           Performance Objectives...........................................................       A-14
             10.1(b)           Determination of Performance.....................................................       A-15
             10.2            Performance Units..................................................................       A-15
             10.2(a)           Vesting and Forfeiture...........................................................       A-15
             10.2(b)           Payment of Awards................................................................       A-15
             10.3            Performance Shares.................................................................       A-15
             10.3(a)           Rights of Grantee................................................................       A-15
             10.3(b)           Non-transferability..............................................................       A-16
             10.3(c)           Lapse of Restrictions............................................................       A-16
             10.3(d)           Treatment of Dividends...........................................................       A-16
             10.3(e)           Delivery of Shares...............................................................       A-16
             10.4            Effect of Change in Control........................................................       A-16
             10.5            Modification or Substitution.......................................................       A-17
      11.                  DIVIDEND EQUIVALENT RIGHTS...........................................................       A-17
      12.                  EFFECT OF A TERMINATION OF EMPLOYMENT................................................       A-17
      13.                  ADJUSTMENT UPON CHANGES IN CAPITALIZATION............................................       A-17
      14.                  EFFECT OF CERTAIN TRANSACTIONS.......................................................       A-18
      15.                  INTERPRETATION.......................................................................       A-18
      16.                  POOLING TRANSACTIONS.................................................................       A-18
      17.                  TERMINATION AND AMENDMENT OF THE PLAN................................................       A-18
      18.                  NON-EXCLUSIVITY OF THE PLAN..........................................................       A-19
      19.                  LIMITATION OF LIABILITY..............................................................       A-19
      20.                  REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.......................................       A-19
      21.                  MISCELLANEOUS........................................................................       A-20
             21.1            Multiple Agreements................................................................       A-20
             21.2            Withholding of Taxes...............................................................       A-20
      22.                  EFFECTIVE DATE.......................................................................       A-20

1.  PURPOSE.

    The purpose of this Plan is to strengthen Department 56, Inc., a Delaware corporation (the "Company"), by providing an incentive to its officers, employees, consultants, directors and advisors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to officers, employees, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares and Dividend Equivalent Rights (as each term is hereinafter defined).

2.  DEFINITIONS.

    For purposes of the Plan:

    2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

    2.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

    2.3 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right or any or all of them.

    2.4  "Board" means the Board of Directors of the Company.

    2.5 "Cause" means the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

    2.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

    2.7 A "Change in Control" shall mean the occurrence during the term of the Plan of:

        (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any 'Person' (as the term person is used for purposes of the Exchange Act), immediately after which such Person has 'Beneficial Ownership' (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty-one percent (51%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a 'Non-Control Acquisition' (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A 'Non-Control Acquisition' shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a 'Subsidiary'), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a 'Non-Control Transaction' (as hereinafter defined);

        (b) The individuals who, as of May 16, 1997, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened 'Election Contest' (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

        (c) The consummation of:

            (i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction". A "Non-Control Transaction" is a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where

               (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

               (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owing a majority of the Voting Securities of the Surviving Corporation,

               (C) no Person other than (1) the Company, (2) any Subsidiary, (3) any employee benefit plan (or any trust forming a part thereof) maintained immediately prior to such merger, consolidation or reorganization by the Company or any Subsidiary, or (4) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty-one percent (51%) or more of the then outstanding Voting Securities owns, directly or indirectly fifty-one percent (51%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities;

           (ii) A complete liquidation or dissolution of the Company; or

           (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

        Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

    2.8  "Code" means the Internal Revenue Code of 1986, as amended.

    2.9 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

    2.10 "Company" means Department 56, Inc.

    2.11 "Director" means a director of the Company.

    2.12 "Director Option" means an Option granted pursuant to Section 6.

    2.13 "Disability" means a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

    2.14 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

    2.15 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

    2.16 "Eligible Director" means a Director who is not an employee of the Company or any Subsidiary.

    2.17 "Eligible Individual" means any Director (other than an Eligible Director), officer or employee of the Company or a Subsidiary, or any consultant or advisor who is receiving cash compensation from the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

    2.18 "Employee Option" means an Option granted pursuant to Section 5.

    2.19 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    2.20 "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

    2.21 "Grantee" means a person to whom an Award has been granted under the Plan.

    2.22 "Incentive Stock Option" means an Option satisfying the requirements of
Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

    2.23 "Nonemployee Director" means a Director who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

    2.24 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

    2.25 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Director Option, or any or all of them.

    2.26 "Optionee" means a person to whom an Option has been granted under the Plan.

    2.27 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

    2.28 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

    2.29 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

    2.30 "Performance Cycle" means the time period specified by the Committee at the time a Performance Award is granted during which the performance of the Company, a Subsidiary or a Division will be measured.

    2.31 "Performance Objectives" has the meaning set forth in Section 10.1.

    2.32 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 10.3.

    2.33 "Performance Units" means Performance Units granted to an Eligible Individual under Section 10.2.

    2.34 "Plan" means the Department 56, Inc. 1997 Stock Incentive Plan, as amended from time to time.

    2.35 "Pooling Transaction" means an acquisition of or by the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

    2.36 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 9.

    2.37 "Shares" means the common stock, par value $.01 per share, of the Company.

    2.38 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8 hereof.

    2.39 "Stockholders Agreement" means a stockholders agreement governing the rights, duties and obligations of present or future employees or directors, as the case may be, of the Company or its Subsidiaries with respect to Shares granted or sold to such persons, or issued pursuant to options or other awards granted to such persons, in such form as is in use by the Company at the time of exercise of an Option or any part thereof or the issuance of Shares pursuant to an Award and which the Company elects to require an Optionee or Grantee to execute in connection with the issuance of Shares.

    2.40 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

    2.41 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

    2.42 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

3.  ADMINISTRATION.

    3.1 The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) Directors and may consist of the entire Board; PROVIDED, HOWEVER, that (A) except as provided in clause (B) below, (i) if the Committee consists of less than the entire Board, each member shall be a Nonemployee Director and (ii) to the extent necessary for any Option or Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director and (B) the Board may, by resolution, authorize a committee (the "Non-Officer Grant Committee") consisting of one or more Directors to make grants of Employee Options to Eligible Individuals who are not officers of the Company, subject to such restrictions and limitations as the Board shall set forth in such resolution and as otherwise provided in the Plan. References to the term Committee in Sections 3.2(a) and Section 5 shall be deemed to include the Non-Officer Grant Committee wherever it is used insofar as it relates to the Committee's authority and responsibility to make grants and establish the terms of Employee Options but only to the extent that the Non-Officer Grant Committee is acting within the scope of its authority as established by the Board. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee and the Non-Officer Grant Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

    3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

        (a) determine those Eligible Individuals to whom Employee Options shall be granted under the Plan and the number of such Employee Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

        (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Units, Performance Shares, Shares of Restricted Stock and/or Dividend Equivalent Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or Performance Objectives relating to such Units or Shares, the maximum value of each Performance Unit and Performance Share and make any amendment or modification to any Agreement consistent with the terms of the Plan;

        (c) construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees and all other persons having any interest therein;

        (d) determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

        (e) exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

        (f) generally, exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

4.  STOCK SUBJECT TO THE PLAN; GRANT LIMITATIONS.

    4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 1,500,000. The maximum number of Shares that any Eligible Individual may receive during the term of the Plan in respect of Options and Awards may not exceed 500,000 Shares. The maximum dollar amount of cash or the fair market value of Shares that any Eligible Individual may receive during the term of the Plan in respect of Performance Units denominated in dollars may not exceed $5,000,000. Upon a Change in Capitalization the maximum number of Shares referred to in the first two sentences of this Section 4.1 shall be adjusted in number and kind pursuant to Section 13. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

    4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

        (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

        (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

    4.3 Whenever any outstanding Option or Award or portion thereof expires, is cancelled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, cancelled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

5.  OPTION GRANTS FOR ELIGIBLE INDIVIDUALS.

    5.1  AUTHORITY OF COMMITTEE.  Subject to the provisions of the Plan and to
Section 4.1 above, the Committee shall have full and final authority to select those Eligible Individuals who will receive Employee Options and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement; PROVIDED, HOWEVER, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

    5.2 PURCHASE PRICE. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; PROVIDED, HOWEVER, that the purchase price per Share under each Employee Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

    5.3 MAXIMUM DURATION. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The Committee may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

    5.4 VESTING. Subject to Section 7.4 hereof, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Employee Option or portion thereof at any time.

    5.5 MODIFICATION OR SUBSTITUTION. The Committee may, in its discretion, modify outstanding Employee Options or accept the surrender of outstanding Employee Options (to the extent not exercised) and grant new Employee Options in substitution for them. Notwithstanding the foregoing, no modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent.

6.  OPTION GRANTS FOR NONEMPLOYEE DIRECTORS.

    6.1  GRANT.  Director Options shall be granted as follows:

        (a) INITIAL GRANT. Each Eligible Director who becomes a Director after the conclusion of the 1997 annual meeting of stockholders of the Company shall, upon becoming a Director, be granted a Director Option in respect of a number of Shares equal to the product of 2000 and a fraction, the numerator of which is the number of regularly scheduled Board meetings remaining on such date before the next annual meeting of the stockholders of the Company and the denominator of which is the number of regularly scheduled Board meetings between the preceding and next following annual meeting of the stockholders of the Company; PROVIDED, HOWEVER, that an Eligible Director who first becomes a Director as a result of his election at an annual meeting of the stockholders of the Company shall not be granted a Director Option pursuant to this Section 6.1(a).

        (b) ANNUAL GRANT. Each Eligible Director shall be granted a Director Option in respect of 2,000 Shares on the first business day after the annual meeting of the stockholders of the Company in each year that the Plan is in effect provided that the Eligible Director is a Director on such date.

    All Director Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; PROVIDED, HOWEVER, that such terms shall not vary the price, amount or timing of Director Options provided under this Section 6, including provisions dealing with vesting, forfeiture and termination of such Director Options.

    6.2 PURCHASE PRICE. The purchase price for Shares under each Director Option shall be equal to 100% of the Fair Market Value of such Shares on the date the Director Option is granted.

    6.3 VESTING. Subject to Sections 6.4 and 7.4, each Director Option shall become fully vested and exercisable with respect to 50% of the Shares subject thereto on the first business day after each of the first and second annual meetings of stockholders of the Company held after the grant of such Director Option; PROVIDED, HOWEVER, that the Optionee continues to serve as a Director as of such date. If an Optionee ceases to serve as a Director for any reason, the Optionee shall have no rights with respect to any Director Option which has not then vested pursuant to the preceding sentence and the Optionee shall automatically forfeit any Director Option which remains unvested.

    6.4 DURATION. Subject to Section 7.4, each Director Option shall terminate on the date which is the tenth anniversary of the date of grant, unless terminated earlier as follows:

        (a) If an Optionee's service as a Director terminates for any reason other than Cause, the Optionee may for a period of one (1) year after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

        (b) If an Optionee's service as a Director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

        (c) If an Optionee dies while a Director or within the one (1) year period after termination of service as a Director as described in clause (a) of this Section 6.4, the Option granted to the Optionee may be exercised at any time within twelve (12) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; PROVIDED, HOWEVER, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination of the Optionee's services as a Director.

    6.5 LIMITATIONS ON AMENDMENT. The provisions in this Section 6 shall not be amended more than once every six months, other than to comport with changes in the Code or the rules and regulations thereunder.

7.  TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS.

    7.1 NON-TRANSFERABILITY. No Option granted hereunder shall be transferable by the Optionee to whom granted except by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

    7.2 METHOD OF EXERCISE. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted and, if the Committee then requires, a fully executed Stockholders Agreement. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in either of the following forms (or any combination thereof): (i) cash or (ii) the transfer of Shares to the Company upon such terms and conditions as determined by the Committee. Notwithstanding the foregoing, (i) the Committee shall have discretion to determine at the time of grant of each Employee Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Employee Option and (ii) Options may be exercised pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. The written notice pursuant to this Section 7.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

    7.3 RIGHTS OF OPTIONEES. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

    7.4 EFFECT OF CHANGE IN CONTROL. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Option, an Optionee will be permitted to surrender to the Company for cancellation within sixty (60) days after such Change in Control, any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock

Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company is terminated by the Company within two years following a Change in Control each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the termination of the Optionee's employment or service or (B) the expiration of the stated term of the Option.

8. STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, either alone or in connection with the grant of an Employee Option, grant Stock Appreciation Rights in accordance with the Plan and the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Employee Option, a Stock Appreciation Right shall cover the same Shares covered by the Employee Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Employee Option.

    8.1 TIME OF GRANT. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Employee Option, either at the time of grant, or at any time thereafter during the term of the Option.

    8.2  STOCK APPRECIATION RIGHT RELATED TO AN EMPLOYEE OPTION.

        (a) EXERCISE. A Stock Appreciation Right granted in connection with an Employee Option shall be exercisable at such time or times and only to the extent that the related Employee Option is exercisable, and will not be transferable except to the extent the related Employee Option is transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

        (b) AMOUNT PAYABLE. Upon the exercise of a Stock Appreciation Right related to an Employee Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Employee Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

        (c) TREATMENT OF RELATED OPTIONS AND STOCK APPRECIATION RIGHTS UPON EXERCISE. Upon the exercise of a Stock Appreciation Right granted in connection with an Employee Option, the Employee Option shall be cancelled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Employee Option granted in connection with a Stock Appreciation Right or the surrender of such Employee Option pursuant to Section 7.4, the Stock Appreciation Right shall be cancelled to the extent of the number of Shares as to which the Employee Option is exercised or surrendered.

    8.3 STOCK APPRECIATION RIGHT UNRELATED TO AN OPTION. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 8.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

    8.4 METHOD OF EXERCISE. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Employee Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

    8.5 FORM OF PAYMENT. Payment of the amount determined under Sections 8.2(b) or 8.3 may be made in the discretion of the Committee, solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

    8.6 MODIFICATION OR SUBSTITUTION. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

    8.7 EFFECT OF CHANGE IN CONTROL. In the event of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable. Notwithstanding Sections 8.3 and 8.5, to the extent set forth in an Agreement evidencing the grant of a Stock Appreciation Right unrelated to an Option, upon the exercise of such a Stock Appreciation Right or any portion thereof during the sixty (60) day period following a Change in Control, the amount payable shall be in cash and shall be an amount equal to the excess, if any, of (A) the greater of (x) the Fair Market Value, on the date preceding the date of exercise, of the Shares subject to Stock Appreciation Right or portion thereof exercised and (y) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (B) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercise. In the event an Optionee's employment or service with the Company is terminated by the Company within two years following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of
(A) the first anniversary of the termination of the Optionee's employment or service or (B) the expiration of the stated term of the Option.

9.  RESTRICTED STOCK.

    9.1 GRANT. The Committee may grant to Eligible Individuals Awards of Restricted Stock, and may issue Shares of Restricted Stock in payment in respect of vested Performance Units (as hereinafter provided in Section 10.2), which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 9.

    9.2 RIGHTS OF GRANTEE. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

    9.3 NON-TRANSFERABILITY. Until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 9.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

    9.4  LAPSE OF RESTRICTIONS.
        (a) GENERALLY. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine, which restrictions shall be set forth in the Agreement evidencing the Award.

        (b) EFFECT OF CHANGE IN CONTROL. The Committee shall determine at the time of the grant of an Award of Restricted Stock the extent to which, if any, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth such provisions.

    9.5 MODIFICATION OR SUBSTITUTION. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

    9.6 TREATMENT OF DIVIDENDS. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

    9.7 DELIVERY OF SHARES. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

10.  PERFORMANCE AWARDS.

    10.1 (a) PERFORMANCE OBJECTIVES. Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) pre-tax profits, (iii) operating income, (iv) EBIT, (v) EBITDA, (vi) net earnings, (vii) return on equity or assets, (viii) revenues or (ix) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed or (ii) the date which is 90 days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain. At the time of the granting of a Performance Award and to the extent permitted under Section 162(m) of the Code and the regulations thereunder, the Committee may provide for the manner in which the Performance Objectives will be measured to reflect the impact of specified corporate transactions, extraordinary events, accounting changes and other similar events.

        (b) DETERMINATION OF PERFORMANCE. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied; PROVIDED, HOWEVER, that satisfaction of any applicable Performance Objectives shall be made without regard to any change in accounting standards that may be required after the Performance Objectives are established.

    10.2 PERFORMANCE UNITS. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 10.2(b) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee,
(ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; PROVIDED, HOWEVER, that the Committee may at the time a Performance Unit is granted, specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of the Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

        (a) VESTING AND FORFEITURE. Subject to Section 10.1(b) and 10.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

        (b) PAYMENT OF AWARDS. Payment to Grantees in respect of vested Performance Units shall be made within sixty (60) days after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 10.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the day preceding the date of payment or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion, shall determine at any time prior to such payment; PROVIDED, HOWEVER, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

    10.3 PERFORMANCE SHARES. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

        (a) RIGHTS OF GRANTEE. The Committee shall provide at the time an Award of Performance Shares is made, the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; PROVIDED, HOWEVER, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

        (b) NON-TRANSFERABILITY. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 10.3(c) or 10.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

        (c) LAPSE OF RESTRICTIONS. Subject to Sections 10.1(b) or 10.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

        (d) TREATMENT OF DIVIDENDS. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

        (e) DELIVERY OF SHARES. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

    10.4  EFFECT OF CHANGE IN CONTROL.  In the event of a Change in Control:

        (a) With respect to Performance Units, the Grantee shall (i) become vested in a percentage of Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control, a cash payment within ten (10) days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement.

        (b) With respect to Performance Shares, restrictions shall lapse immediately on all or a portion of the Performance Shares as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

        (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

    10.5 MODIFICATION OR SUBSTITUTION. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

11.  DIVIDEND EQUIVALENT RIGHTS.

    Dividend Equivalent Rights may be granted to Eligible Individuals and Eligible Directors in tandem with an Option or Award or as a separate Award. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

12.  EFFECT OF A TERMINATION OF EMPLOYMENT.

    The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination of the employment or service (or other change in the status) of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which, except for Director Options, shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

13.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

        (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during the term of the Plan, (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable, and (iv) the number and class of Shares or other securities in respect of which Director Options are to be granted under Section 6.

        (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

        (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

14.  EFFECT OF CERTAIN TRANSACTIONS.

    Subject to Sections 7.4, 8.7, 9.4(b) and 10.4 or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or
(ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; PROVIDED, HOWEVER, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.

15.  INTERPRETATION.

        (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

        (b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be performance-based compensation within the meaning of
    Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation.

16.  POOLING TRANSACTIONS.

    Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing and
(iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

17.  TERMINATION AND AMENDMENT OF THE PLAN.

    The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; PROVIDED, HOWEVER, that:

        (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

        (b) to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

18.  NON-EXCLUSIVITY OF THE PLAN.

    The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

19.  LIMITATION OF LIABILITY.

    As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

        (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

        (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

        (iii) limit in any way the right of the Company to terminate the employment of any person at any time; or

        (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

20.  REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

    20.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

    20.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

    20.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

    20.4 (a) Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

        (b) Notwithstanding anything to the contrary contained in the Plan or any Agreement, as a prerequisite to the granting, vesting, payment, settlement or lapsing of restrictions with respect to an Option or Award, the Committee may require the Optionee or Grantee, as the case may be, to execute and deliver a Stockholders Agreement in a form acceptable to the Committee.

    20.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

21.  MISCELLANEOUS.

    21.1 MULTIPLE AGREEMENTS. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

    21.2 WITHHOLDING OF TAXES. (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with such Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes; PROVIDED, HOWEVER, that the Committee, by resolution, may provide that all Tax Elections related to Options granted prior to the revocation of such resolution (by all or only specified Optionees as set forth in such resolution) will be deemed to have been approved without any subsequent action by the Committee.

        (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

        (c) The Committee shall have the authority, at the time of grant of an Option or Award under the Plan or at any time thereafter, to award tax bonuses to designated Optionees or Grantees, to be paid upon their exercise of Employee Options or payment in respect of Awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

22. EFFECTIVE DATE. The effective date of the Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.

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



                                    P R O X Y

                              DEPARTMENT 56, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                  May 15, 1997

 This proxy is Solicited on Behalf of Department 56, Inc.'s Board of Directors.

     The undersigned hereby appoints Sandra J. Horbach, Mark R. Kennedy and David H. Weiser, and each of them, Proxies for the undersigned, with full power of substitution, to represent and to vote all shares of Department 56, Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Department 56, Inc. to be held in New York, New York on Thursday, May 15, 1997 at 1:00 p.m., or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

     Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors' recommendations, please sign the reverse side; no boxes need to be checked. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR ITEMS 1, 2 AND 3. In their discretion, the appointed Proxies are authorized to vote upon such other business as may properly come before the meeting.

----------------------------------------------------
COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS
BOX ON REVERSE SIDE

                            (Continued and to be signed and dated on other side)

The Board of Directors recommends a vote FOR Items 2 and 3     Please mark
                                                              your votes as  [X]
                                                              indicated in
                                                              this example

                                                  FOR ALL       WITHHELD FROM
                                                  NOMINEES       ALL NOMINEES

Item 1. ELECTION OF DIRECTORS                       [ ]               [ ]

Nominees: Edward R. Bazinet,            Wm. Brian Little,
Todd L. Bachman,                        Steven G. Rothmeier,
Susan E. Engel,                         Vin Weber
Sandra J. Horbach,

WITHHELD FOR: To withhold authority for any individual nominee(s), write the nominee(s) name(s) on the line provided below:


--------------------------------------------------------------------------------

                                                    FOR     AGAINST     ABSTAIN

Item 2.  APPROVAL OF 1997 STOCK INCENTIVE PLAN      [ ]       [ ]         [ ]

Item 3.  APPROVAL OF AUDITORS                       [ ]       [ ]         [ ]

                                         I PLAN TO ATTEND MEETING         [ ]

                                      COMMENTS/ADDRESS CHANGE
                                 Please mark this box if you have         [ ]
                                 written comments/address changes
                                        on the reverse side.

                       Receipt is hereby acknowledged of the Department 56, Inc.
                                 Notice of Meeting and Proxy Statement.

                             PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
                                           ENCLOSED ENVELOPE

Signature_______________________Signature________________________Date___________

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^


                               Department 56 Inc.
                                    [LOGO]

    For more information about Department 56 products or a dealer near you, contact 1-800-LIT-TOWN
                                       or
                              www.department56.com

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                              DEPARTMENT 56, INC.

                              1997 Annual Meeting

                      Admission Ticket - Non-Transferable

                         The Chase Manhattan Bank, N.A.
                                270 Park Avenue
                               New York, New York

                                  May 15, 1997

                                   1:00 p.m.



-----------------------------------         -----------------------------------
SIGNATURE OF SHAREHOLDER(S)                 SIGNATURE OF SHAREHOLDER(S)


  Detach and retain this portion, sign and present for admittance to meeting.